UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                 ---------------


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) November 3, 1998


                   SECURED INVESTMENT RESOURCES FUND, L.P. III
             (Exact Name of Registrant as Specified in its Charter)


        MISSOURI                         000-18475              48-6291172
(State or  Other Jurisdiction          (Commission            (IRS Employer
       of Incorporation)                File Number)         Identification No.)





1100 Main, Suite 2100, Kansas City, MO                              64105
(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (816) 421-4670


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Item 4.  Changes in Control of Registrant's Certifying Accountant.

         (a)  Previous independent accountants.

                  (i) On or about November 3, 1998, Secured Investment Resources Fund, L.P. III (the "Registrant") dismissed BDO Seidman LLP as the Registrant's independent accountants and engaged Baird, Kurtz & Dobson as its independent accountants.

                  (ii) BDO Seidman LLP's reports on the financial statements of the Registrant for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (iii) The decision to change independent accountants from BDO Seidman LLP to Baird, Kurtz & Dobson was recommended by Nichols Resources, Ltd., a general partner of the Registrant.

                  (iv) During the Registrant's fiscal years ending December 31, 1996 and December 31, 1997 and the subsequent interim period preceding the dismissal, there were no disagreements with BDO Seidman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BDO Seidman LLP, would have caused BDO Seidman LLP to make reference to the subject matter of the disagreement(s) in connection with their report.

                  (v) During the periods listed in item (iv) above, there have been no "reportable events" (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

                  (vi) The Registrant has provided BDO Seidman LLP with a copy of this disclosure and requested that BDO Seidman LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. A copy of the BDO Seidman LLP letter addressed to the Commission is filed as Exhibit 16.1 to this Form 8-K.

         (b) New independent accountants.

                  (i) On or about the date of dismissal of BDO Seidman LLP, the Registrant engaged Baird, Kurtz & Dobson as independent accountants for the fiscal year ending December 31, 1998.

                  (ii) Prior to the appointment of Baird, Kurtz & Dobson, the Registrant did not engage or consult with Baird, Kurtz & Dobson regarding any of the matters described in Item 304(a)(2) of Regulation S-K.

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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired

                  Not applicable.

         (b)  Pro Forma Financial Information

                  Not applicable.

         (c)  Exhibits

                  16.1 Letter of BDO Seidman LLP, dated November 19, 1998 regarding change in certifying accountant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SECURED INVESTMENT RESOURCES
                                      FUND, L.P., III, a Missouri limited
                                      partnership



Date: November 30, 1998               By: Nichols Resources, Ltd., a
                                          general partner


                                      By: /s/ Christine A. Robinson
                                          Christine A. Robinson
                                          President

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

                           EXHIBIT INDEX TO FORM 8-K/A


Exhibit
Number            Description

  16.1 Letter of BDO Seidman, LLP dated November 19, 1998 regarding change in certifying accountant.


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